Exhibit 99.1
For Financial Inquiries:
Sybase Investor Relations
Lynne Farris
(925) 236-8797
lynne.farris@sybase.com
Charlie Chen
(925) 236-6015
charles.chen@sybase.com
For Press Inquiries:
Sybase Public Relations
Lorna Fernandes
(925) 236-4107
lorna.fernandes@sybase.com
SYBASE REPORTS STRONG 2006 THIRD QUARTER OPERATING RESULTS
Mobile and Wireless Business Increases 19% Year over Year
Pro Forma EPS of $0.40 Exceeds First Call Consensus Estimates
DUBLIN, Calif. — October 19, 2006 — Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and mobile software, today reported financial results for the third quarter ended September 30, 2006.
For the 2006 third quarter, total license revenue increased 9% to $76.3 million from $69.7 million in the third quarter of 2005. Total revenue for the 2006 third quarter increased 5% to $209.1 million from $199.3 million in the third quarter of 2005.
Pro forma operating income for the 2006 third quarter increased 13% to $40.9 million, compared with pro forma operating income of $36.2 million in the 2005 third quarter. Pro forma net income for the 2006 third quarter increased 20% to $36.3 million, or earnings per diluted share of $0.40. Included in the third quarter pro forma EPS is a tax benefit of approximately $0.04. This compares with pro forma net income of $30.1 million, or earnings per diluted share (EPS) of $0.33 for the third quarter of 2005.
Operating income calculated in accordance with generally accepted accounting principles (GAAP) for the third quarter of 2006 increased 7% to $32.2 million, compared with GAAP operating income of $30.2 million for the year-ago quarter. The GAAP results for the 2006 third quarter include the impact of $3.1 million associated with implementation of FAS 123R.

The company reported GAAP net income of $25.1 million, or GAAP EPS of $0.27, for the 2006 third quarter. This compares with GAAP net income of $28.0 million, or GAAP EPS of $0.30, for the 2005 third quarter. Included in third quarter 2006 GAAP EPS is an increase in the company’s tax provision of $9.0 million compared with the third quarter of 2005 and the previously stated impact associated with the implementation of FAS 123R.
Pro forma amounts exclude the amortization of certain purchased intangibles, stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the 2006 third quarter.
“We’re pleased with our operating results this quarter,” said John Chen, chairman, CEO, and president of Sybase. “We generated strong cash flow from operations, exceeded EPS consensus estimates, and delivered our ninth consecutive quarter of revenue growth.
“Our strongest vertical segments in the quarter were financial services, technology and computer services,” added Mr. Chen. “We experienced steady demand for our core database platforms, combined with robust growth from our mobile device management solutions and IQ analytics server.
“During the quarter, we entered into a definitive agreement to acquire Mobile 365, the largest provider of mobile messaging and content delivery services. With this acquisition, which is expected to close in the fourth quarter, we will extend our reach to approximately 700 mobile operators, plus global brands and mobile content developers throughout the world. This strategic acquisition will position Sybase as the world’s largest mobile enterprise software and services provider,” concluded Mr. Chen.
Balance Sheet and Other Data
At September 30, 2006, Sybase reported $979.5 million in cash and cash investments, including restricted cash of $5.6 million. The company generated $38.9 million in cash flow from operations in the third quarter.
Days sales outstanding for the 2006 third quarter was 57.
Forward Guidance
For the fourth quarter ending December 31, 2006, management anticipates revenues in the range of $245 million to $250 million, assuming the acquisition of Mobile 365 closes in mid-November and contributes $10 million to $12 million in revenue in the fourth quarter. Pro forma fully diluted EPS for the fourth quarter is expected to be approximately $0.46. The impact of the acquisition is expected to be immaterial to pro forma EPS in the fourth quarter. GAAP EPS for the fourth quarter is estimated to be approximately $0.34, which includes the impact of expensing options under FAS 123R and a preliminary estimate of $4.0 million for amortization of intangibles related to the acquisition of Mobile 365.
Management is raising its most recent full-year 2006 estimate for fully diluted pro forma EPS to approximately $1.46 from $1.38. Management is also revising full-year 2006 GAAP EPS guidance to approximately $1.09 from $1.12, which includes the impact of expensing options under FAS 123R and a preliminary estimate of $4.0 million for amortization of intangibles related to the acquisition of Mobile 365.
Management is raising its full-year 2006 cash flow target from $170 million to a range of $185 million to $190 million. The impact of the Mobile 365 acquisition is expected to be immaterial to full-year 2006 pro forma EPS and cash flow.
Accompanying this release is a reconciliation of projected pro forma and GAAP amounts for the 2006 fourth quarter and full year.
2006 Third Quarter Company Highlights
w	Launched Sybase® Data Integration Suite, a flexible and scalable solution that combines key data integration techniques including replication, data federation, ETL (extract, transform, and load), real-time events, and data search with integrated development and administration.

w	Delivered Sybase® Unwired Accelerator 8.0, an innovative mobile solution that enables users to access their enterprise applications, data, and business processes from mobile devices.

w	Delivered the next generation of the AvantGo® mobile Internet service, featuring a fully enhanced wireless experience that enables users to have always-available access to Web content, automatically synchronized to their mobile device for Research in Motion (RIM) BlackBerry™ handsets.

w	Delivered Sybase IQ® version 12.7, a highly optimized analytics server that adds enhanced query performance, improved data privacy, and features that support compliance with regulations such as Sarbanes-Oxley.

w	Delivered SQL Anywhere® 10, a market-leading database and data exchange solution for frontline environments.

w	For the fifth consecutive year, Sybase iAnywhere was recognized by IDC as the leader in the mobile device management enterprise software market in its annual Worldwide Mobile Device Management Enterprise 2006-2010 Forecast and 2005 Vendor Shares report.

w	Announced Gartner Inc. positioned Sybase® IQ as a challenger in its 2006 Data Warehouse DBMS Magic Quadrant report.
Conference Call and Webcast Information
The Sybase 2006 third quarter conference call and simultaneous Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time on Thursday, October 19, 2006. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference call ends and will be available until 10:00 p.m. Pacific Time on October 26, 2006. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #3437992. Additionally, the archived Webcast will be available through October 26, 2006 at http://www.sybase.com/about_sybase/investorrelations.
About Sybase, Inc.
Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website at http://www.sybase.com.
Forward-Looking Statements
Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; possible disruptive effects of organizational or personnel changes; and other factors described in Sybase, Inc.’s reports filed with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006.
Sybase, Adaptive Server Enterprise (ASE), Information Anywhere Suite, Sybase IQ, Sybase Data Integration Suite, Sybase Unwired Accelerator, AvantGo, and SQL Anywhere are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$76,338	—		$76,338	$69,739	—		$69,739
Services	132,794	—		132,794	129,588	—		129,588

Total revenues	209,132	—		209,132	199,327	—		199,327

Costs and expenses:
Cost of license fees	12,160	(2,395	) a	9,765	10,993	(2,046	) a	8,947
Cost of services	37,681	141	b	37,822	37,980	(126	) b	37,854
Sales and marketing	62,019	(1,111	) b	60,908	59,655	17	b	59,672
Product development and engineering	37,327	(693	) b	36,634	34,932	(10	) b	34,922
General and administrative	26,103	(3,031	) b	23,072	23,873	(2,152	) b	21,721
Amortization of other purchased intangibles	1,573	(1,573	) a	—	1,677	(1,677	)a	—
Cost of restructure	39	(39	) c	—	21	(21	) c	—

Total costs and expenses	176,902	(8,701)		168,201	169,131	(6,015)		163,116

Operating income	32,230	8,701		40,931	30,196	6,015		36,211

Interest income and expense and other, net	7,936	—		7,936	3,881	—		3,881

Income before income taxes	40,166	8,701		48,867	34,077	6,015		40,092

Provision for income taxes	15,081	(2,534	) d	12,547	6,090	3,856	d	9,946

Net income	$25,085	$11,235		$36,320	$27,987	$2,159		$30,146

Basic net income per share	$0.28	$0.13		$0.41	$0.31	$0.03		$0.34

Shares used in computing basic net income per share	89,056	89,056		89,056	89,634	89,634		89,634

Diluted net income per share	$0.27	$0.13		$0.40	$0.30	$0.03		$0.33

Shares used in computing diluted net income per share	91,498	91,498		91,498	92,431	92,431		92,431

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) stock-based compensation expense; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$226,367	—		$226,367	$200,362	—		$200,362
Services	393,332	—		393,332	395,284	—		395,284

Total revenues	619,699	—		619,699	595,646	—		595,646

Costs and expenses:
Cost of license fees	36,882	(7,145	) a	29,737	36,973	(9,097	) a	27,876
Cost of services	114,371	(1,220	) b	113,151	118,248	(292	) b	117,956
Sales and marketing	191,207	(3,158	) b	188,049	184,593	(207	) b	184,386
Product development and engineering	111,867	(1,965	) b	109,902	102,764	(26	) b	102,738
General and administrative	77,037	(9,338	) b	67,699	69,183	(5,143	) b	64,040
Amortization of other purchased intangibles	4,671	(4,671	) a	—	5,031	(5,031	) a	—
Cost of restructure	139	(139	) c	—	302	(302	) c	—

Total costs and expenses	536,174	(27,636)		508,538	517,094	(20,098)		496,996

Operating income	83,525	27,636		111,161	78,552	20,098		98,650

Interest income and expense and other, net	21,211	—		21,211	10,620	—		10,620

Income before income taxes	104,736	27,636		132,372	89,172	20,098		109,270

Provision for income taxes	36,066	4,455	d	40,521	31,984	1,483	d	33,467

Net income	$68,670	$23,181		$91,851	$57,188	$18,615		$75,803

Basic net income per share	$0.77	$0.26		$1.03	$0.63	$0.21		$0.84

Shares used in computing basic net income per share	89,269	89,269		89,269	90,403	90,403		90,403

Diluted net income per share	$0.75	$0.25		$1.00	$0.62	$0.20		$0.82

Shares used in computing diluted net income per share	91,636	91,636		91,636	92,961	92,961		92,961

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) stock-based compensation expense; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2006	2005
(In thousands, except share and per share data)	(Unaudited)
Current assets:
Cash and cash equivalents	$590,617	$398,741
Short-term investments	343,338	342,247

Total cash, cash equivalents and short-term cash investments	933,955	740,988

Restricted cash	5,566	2,773
Accounts receivable, net	131,833	167,790
Deferred income taxes	4,668	5,523
Other current assets	18,936	16,876

Total current assets	1,094,958	933,950

Long-term cash investments	40,011	118,948
Restricted long-term cash investments	—	2,600
Property, equipment and improvements, net	55,050	59,178
Deferred income taxes	36,103	24,879
Capitalized software, net	70,867	65,911
Goodwill, net	242,318	238,864
Other purchased intangibles, net	78,580	87,562
Other assets	39,776	38,722

Total assets	$1,657,663	$1,570,614

Current liabilities:
Accounts payable	$14,164	$10,353
Accrued compensation and related expenses	50,793	51,983
Accrued income taxes	51,584	31,398
Other accrued liabilities	58,079	78,040
Deferred revenue	186,848	188,929

Total current liabilities	361,468	360,703

Other liabilities	43,233	40,339
Long-term deferred revenue	4,662	5,663
Minority interest	5,079	5,079
Convertible subordinated notes	460,000	460,000

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2005 - 105,337,362)	105	105
Additional paid-in capital	956,491	953,771
Accumulated earnings	68,075	16,195
Other comprehensive income	31,874	19,231
Less: Cost of treasury stock (14,602,317 shares and 2005 - 14,806,217)	(273,324)	(277,510)
Unearned compensation	—	(12,962)

Total stockholders’ equity	783,221	698,830

Total liabilities and stockholders’ equity	$1,657,663	$1,570,614

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2006	2005	2006	2005
Revenues:
License fees	$76,338	$69,739	$226,367	$200,362
Services	132,794	129,588	393,332	395,284

Total revenues	209,132	199,327	619,699	595,646

Costs and expenses:
Cost of license fees	9,765	8,947	29,737	27,876
Cost of services	37,822	37,854	113,151	117,956
Sales and marketing	60,908	59,672	188,049	184,386
Product development and engineering	36,634	34,922	109,902	102,738
General and administrative	23,072	21,721	67,699	64,040

Total costs and expenses	168,201	163,116	508,538	496,996

Operating income	40,931	36,211	111,161	98,650

Interest income and expense and other, net	7,936	3,881	21,211	10,620

Income before income taxes	48,867	40,092	132,372	109,270

Provision for income taxes	12,547	9,946	40,521	33,467

Net income	$36,320	$30,146	$91,851	$75,803

Basic net income per share	$0.41	$0.34	$1.03	$0.84

Shares used in computing basic net income per share	89,056	89,634	89,269	90,403

Diluted net income per share	$0.40	$0.33	$1.00	$0.82

Shares used in computing diluted net income per share	91,498	92,431	91,636	92,961

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., and Solonde Solutions AG and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2006	2005	2006	2005
Revenues:
License fees	$76,338	$69,739	$226,367	$200,362
Services	132,794	129,588	393,332	395,284

Total revenues	209,132	199,327	619,699	595,646

Costs and expenses:
Cost of license fees	12,160	10,993	36,882	36,973
Cost of services	37,681	37,980	114,371	118,248
Sales and marketing	62,019	59,655	191,207	184,593
Product development and engineering	37,327	34,932	111,867	102,764
General and administrative	26,103	23,873	77,037	69,183
Amortization of other purchased intangibles	1,573	1,677	4,671	5,031
Cost of restructure	39	21	139	302

Total costs and expenses	176,902	169,131	536,174	517,094

Operating income	32,230	30,196	83,525	78,552

Interest income and expense and other, net	7,936	3,881	21,211	10,620

Income before income taxes	40,166	34,077	104,736	89,172

Provision for income taxes	15,081	6,090	36,066	31,984

Net income	$25,085	$27,987	$68,670	$57,188

Basic net income per share	$0.28	$0.31	$0.77	$0.63

Shares used in computing basic net income per share	89,056	89,634	89,269	90,403

Diluted net income per share	$0.27	$0.30	$0.75	$0.62

Shares used in computing diluted net income per share	91,498	92,431	91,636	92,961

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
(Dollars in thousands)	2006	2005
Cash and cash equivalents, beginning of year	$398,741	$321,417
Cash flows from operating activities:
Net income	68,670	57,188
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,258	54,847
Loss on disposal of assets	829	703
Deferred income taxes	(11,377)	(4,603)
Stock-based compensation – restricted stock	5,833	5,667
Stock-based compensation – all other	9,849	—
Amortization of note issuance costs	1,477	1,180
Changes in assets and liabilities:
Accounts receivable	38,481	39,628
Other current assets	(2,055)	(3,968)
Other assets – operating	(2,600)	2,050
Accounts payable	3,806	(2,215)
Accrued compensation and related expenses	(1,203)	253
Accrued income taxes	20,219	24,636
Other accrued liabilities	(19,043)	(12,635)
Deferred revenues	(3,125)	(32,917)
Other liabilities	1,863	1,664

Net cash provided by operating activities	163,882	131,478
Cash flows from investing activities:
(Increase) Decrease in restricted cash	(193)	284
Purchases of available-for-sale cash investments	(364,397)	(704,001)
Maturities of available-for-sale cash investments	205,807	307,524
Sales of available-for-sale cash investments	237,255	81,381
Business combinations, net of cash acquired	(4,334)	(6,928)
Purchases of property, equipment and improvements	(13,162)	(12,007)
Proceeds from sale of property, equipment and improvements	4	25
Capitalized software development costs	(29,171)	(26,336)
Increase in other assets – investing	(7)	(5)

Net cash provided by (used for) investing activities	31,802	(360,063)
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	—	450,238
Repayments of long-term obligations	(45)	(997)
Payments on capital leases	(243)	(201)
Net proceeds from the issuance of common stock and reissuance of treasury stock	32,675	40,326
Purchases of treasury stock	(45,280)	(144,529)

Net cash provided by (used for) financing activities	(12,893)	344,837
Effect of exchange rate changes on cash	9,085	(25,206)

Net increase in cash and cash equivalents	191,876	91,046

Cash and cash equivalents, end of period	590,617	412,463
Cash investments, end of period	383,349	506,386

Total cash, cash equivalents and cash investments, end of period	$973,966	$918,849

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$53,205	$86	$—	$53,291
Mobile and Embedded	8,256	14,791	—	23,047

Subtotal license fees	61,461	14,877	—	76,338
Intersegment license revenues	22	6,880	(6,902)	—

Total license fees	61,483	21,757	(6,902)	76,338

Services
Direct service revenue	120,808	11,986	—	132,794
Intersegment service revenues	109	6,690	(6,799)	—

Total services	120,917	18,676	(6,799)	132,794

Total revenues	182,400	40,433	(13,701)	209,132

Total allocated costs and expenses	148,209	32,934	(13,701)	167,442

Operating income before unallocated costs	$34,191	$7,499	$—	$41,690

Other unallocated costs				759

Operating income after unallocated expenses				40,931

Interest income and expense and other, net				7,936

Income before income taxes				48,867

Provision for income taxes				12,547

Net income				$36,320

Basic net income per share				$0.41

Shares used in computing basic net income per share				89,056

Diluted net income per share				$0.40

Shares used in computing diluted net income per share				91,498

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., and Solonde Solutions AG and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$156,486	$151	$—	$156,637
Mobile and Embedded	21,115	48,615	—	69,730

Subtotal license fees	177,601	48,766	—	226,367
Intersegment license revenues	64	17,567	(17,631)	—

Total license fees	177,665	66,333	(17,631)	226,367

Services
Direct service revenue	358,827	34,505	—	393,332
Intersegment service revenues	211	18,882	(19,093)	—

Total services	359,038	53,387	(19,093)	393,332

Total revenues	536,703	119,720	(36,724)	619,699

Total allocated costs and expenses	443,169	101,514	(36,724)	507,959

Operating income before unallocated costs	$93,534	$18,206	$—	$111,740

Other unallocated costs				579

Operating income after unallocated expenses				111,161

Interest income and expense and other, net				21,211

Income before income taxes				132,372

Provision for income taxes				40,521

Net income				$91,851

Basic net income per share				$1.03

Shares used in computing basic net income per share				89,269

Diluted net income per share				$1.00

Shares used in computing diluted net income per share				91,636

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., XcelleNet, Inc., Avaki, Inc., ISDD Ltd., Extended Systems, Inc., and Solonde Solutions AG and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$53,205	$86	$—	$53,291
Mobile and Embedded	8,256	14,791	—	23,047

Subtotal license fees	61,461	14,877	—	76,338
Intersegment license revenues	22	6,880	(6,902)	—

Total license fees	61,483	21,757	(6,902)	76,338

Services
Direct service revenue	120,808	11,986	—	132,794
Intersegment service revenues	109	6,690	(6,799)	—

Total services	120,917	18,676	(6,799)	132,794

Total revenues	182,400	40,433	(13,701)	209,132

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete and purchased technology	148,209	32,934	(13,701)	167,442

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	34,191	7,499	—	41,690

Cost of restructure - 2006 Activity	45	—	—	45
Amortization of customer lists	500	1,046	—	1,546
Amortization of covenant not to compete	27	—	—	27
Amortization of purchased technology	430	1,965	—	2,395

Operating income before unallocated costs	$33,189	$4,488	$—	$37,677

Other unallocated costs				5,447

Operating income after unallocated expenses				32,230

Interest income and expense and other, net				7,936

Income before income taxes				40,166

Provision for income taxes				15,081

Net income				$25,085

Basic net income per share				$0.28

Shares used in computing basic net income per share				89,056

Diluted net income per share				$0.27

Shares used in computing diluted net income per share				91,498

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(UNAUDITED)

	Infrastructure	iAnywhere		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Eliminations	Total
Revenues:
License fees
Infrastructure	$156,486	$151	$—	$156,637
Mobile and Embedded	21,115	48,615	—	69,730

Subtotal license fees	177,601	48,766	—	226,367
Intersegment license revenues	64	17,567	(17,631)	—

Total license fees	177,665	66,333	(17,631)	226,367

Services
Direct service revenue	358,827	34,505	—	393,332
Intersegment service revenues	211	18,882	(19,093)	—

Total services	359,038	53,387	(19,093)	393,332

Total revenues	536,703	119,720	(36,724)	619,699

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete and purchased technology	443,169	101,514	(36,724)	507,959

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	93,534	18,206	—	111,740

Cost of restructure - 2006 Activity	145	—	—	145
Amortization of customer lists	1,500	3,138	—	4,638
Amortization of covenant not to compete	33	—	—	33
Amortization of purchased technology	1,252	5,893	—	7,145

Operating income before unallocated costs	$90,604	$9,175	$—	$99,779

Other unallocated costs				16,254

Operating income after unallocated expenses				83,525

Interest income and expense and other, net				21,211

Income before income taxes				104,736

Provision for income taxes				36,066

Net income				$68,670

Basic net income per share				$0.77

Shares used in computing basic net income per share				89,269

Diluted net income per share				$0.75

Shares used in computing diluted net income per share				91,636

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the three months ended December 31, 2006
(unaudited)

Pro forma EPS	$0.46

Amortization of purchased intangibles	(0.08)
Amortization of stock compensation expense	(0.06)
Income tax effect of above adjustments	0.05
Income tax effect primarily from utilization of tax credits	(0.03)

GAAP — based EPS	$0.34

Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the twelve months ended December 31, 2006
(unaudited)

Pro forma EPS	$1.46

Amortization of purchased intangibles	(0.21)
Amortization of stock compensation expense	(0.23)
Income tax effect of above adjustments	0.15
Income tax effect primarily from utilization of tax credits	(0.08)

GAAP — based EPS	$1.09

Use of Pro Forma Financial Information
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.